UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 25, 2016
PEABODY ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Market Street, St. Louis, Missouri	63101-1826
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 342-3400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

As previously disclosed, Peabody Energy Corporation (“Peabody”) has an accounts receivable securitization program through its wholly owned subsidiary, P&L Receivables Company, LLC (“P&L Receivables”). Under the program, Peabody contributes a pool of eligible trade receivables to P&L Receivables, which then sells, without recourse, the receivables to various conduit and committed purchasers.

On March 25, 2016, the receivables purchase agreement for the program was amended and restated to, among other things, (a) extend the term of the program by two years to March 25, 2018, (b) reduce the maximum availability under the facility to $180,000,000, (c) add Peabody Gateway North Mining, LLC, Peabody Wild Boar Mining, LLC and Peabody Bear Run Mining, LLC as originators of receivables, (d) provide exclusive control of the related lock-box accounts to PNC Bank, National Association, as administrator, (e) change the timing of receivables valuation adjustments from monthly to daily and (f) make certain other changes contained in the exhibit referenced below.

As of the date of this Current Report on Form 8-K, approximately $170 million notional amount of letters of credit were outstanding under the program and no additional capacity under the program was available based on the value of the collateral.

The foregoing description is only a summary of certain provisions of the Fifth Amended and Restated Receivables Purchase Agreement, and is qualified in its entirety by reference to the full text of the Fifth Amended and Restated Receivables Purchase Agreement, which is filed as Exhibit 10.1 hereto and which is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.
Exhibit No.     Description

10.1
Fifth Amended and Restated Receivables Purchase Agreement, dated as of March 25, 2016, by and among P&L Receivables Company, LLC, Peabody Energy Corporation, the various Sub-Servicers listed on the signature pages thereto, all Conduit Purchasers listed on the signature pages thereto, all Committed Purchasers listed on the signature pages thereto, all Purchaser Agents listed on the signature pages thereto, all LC Participants listed on the signature pages thereto, and PNC Bank, National Association, as Administrator and as LC Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION

March 31, 2016	By: /s/ A. Verona Dorch
Name: A. Verona Dorch
Title: Executive Vice President, Chief Legal Officer, Government Affairs and Corporate Secretary

EXHIBIT INDEX
Exhibit No.     Description

10.1
Fifth Amended and Restated Receivables Purchase Agreement, dated as of March 25, 2016, by and among P&L Receivables Company, LLC, Peabody Energy Corporation, the various Sub-Servicers listed on the signature pages thereto, all Conduit Purchasers listed on the signature pages thereto, all Committed Purchasers listed on the signature pages thereto, all Purchaser Agents listed on the signature pages thereto, all LC Participants listed on the signature pages thereto, and PNC Bank, National Association, as Administrator and as LC Bank.

4